MONTHLY SERVICER'S CERTIFICATE
                          CARMAX AUTO SUPERSTORES, INC.
--------------------------------------------------------------------------------
                             CARMAX AUTO OWNER TRUST
                                  SERIES 2004-1
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


  Collection Period                                                                                               12/01/04-12/31/04
  Determination Date                                                                                                     01/10/2005
  Distribution Date                                                                                                      01/18/2005


  Pool Balance
  ------------

    1 .  Pool Balance on the close of the last day of the preceding
         Collection Period                                                                                   $       478,107,211.07

    2 .  Collections allocable to Principal                                                                  $        15,961,595.35

    3 .  Purchase Amount allocable to Principal                                                              $                 0.00

    4 .  Defaulted Receivables                                                                               $           486,760.16

                                                                                                                --------------------
    5 .  Pool Balance on the close of the last day of the Collection Period                                  $       461,658,855.56
         (Ln1 - Ln2 - Ln3 - Ln4)

    6 .  Initial Pool Balance                                                                                $       600,000,002.26

                                                                                          Beginning                       End
    7 .  Note Balances                                                                    of Period                    of Period
                                                                    ----------------------------------------------------------------

         a.Class A-1 Note Balance                                   $                             0.00      $                  0.00
         b.Class A-2 Note Balance                                   $                   128,148,541.66      $        113,797,351.48
         c.Class A-3 Note Balance                                   $                   161,000,000.00      $        161,000,000.00
         d.Class A-4 Note Balance                                   $                   128,000,000.00      $        128,000,000.00
         e.Class B Note Balance                                     $                    14,343,216.33      $         13,849,765.67
         f.Class C Note Balance                                     $                    16,733,752.39      $         16,158,059.94
         g.Class D Note Balance                                     $                    21,514,824.50      $         20,774,648.50
                                                                                      -----------------         --------------------
         h.Note Balance (sum a - f)                                 $                   469,740,334.88      $        453,579,825.59

    8 .  Pool Factors

         a.Class A-1 Note Pool Factor                                                        0.0000000                    0.0000000
         b.Class A-2 Note Pool Factor                                                        0.9563324                    0.8492340
         c.Class A-3 Note Pool Factor                                                        1.0000000                    1.0000000
         d.Class A-4 Note Pool Factor                                                        1.0000000                    1.0000000
         e.Class B Note Pool Factor                                                          0.7968454                    0.7694314
         f.Class C Note Pool Factor                                                          0.7968454                    0.7694314
         g.Class D Note Pool Factor                                                          0.7968454                    0.7694314
                                                                                      -----------------         --------------------
         h.Note Pool Factor                                                                  0.7829006                    0.7559664

    9 .  Overcollateralization Target Amount                                                                 $         8,079,029.97

   10 .  Current overcollateralization amount (Pool Balance - Note Balance)                                  $         8,079,029.97

   11 .  Weighted Average Coupon                                                                             %                7.85%

   12 .  Weighted Average Original Term                                                                     months            60.42

   13 .  Weighted Average Remaining Term                                                                    months            48.79



  Collections
  -----------

   14 .  Finance Charges:

         a.Collections allocable to Finance Charge                                                           $         3,215,366.18
         b.Liquidation Proceeds allocable to Finance Charge                                                  $                 3.84
         c.Purchase Amount allocable to Finance Charge                                                       $                 0.00
                                                                                                                --------------------
         d.Available Finance Charge Collections (sum a - c)                                                  $         3,215,370.02

   15 .  Principal:
         a.Collections allocable to Principal                                                                $        15,961,595.35
         b.Liquidation Proceeds allocable to Principal                                                       $            32,251.89
         c.Purchase Amount allocable to Principal                                                            $                 0.00
                                                                                                                --------------------
         d.Available Principal Collections (sum a - c)                                                       $        15,993,847.24

   16 .  Total Finance Charge and Principal Collections (14d + 15d)                                          $        19,209,217.26

   17 .  Interest Income from Collection Account                                                             $            28,268.12

   18 .  Simple Interest Advances                                                                            $                 0.00

                                                                                                                --------------------
   19 .  Available Collections (Ln16 + Ln17 + Ln18)                                                          $        19,237,485.38

  Required Payment Amount
  -----------------------

   20 .  Total Servicing Fee
         a.Monthly Servicing Fee                                                                             $           398,422.68
         b.Amount Unpaid from Prior Months                                                                   $                 0.00
         c.Amount Paid                                                                                       $           398,422.68
                                                                                                                --------------------
         d.Shortfall Amount (a + b - c)                                                                      $                 0.00

   21 .  Class A Noteholder Interest Amounts
         a.Class A-1 Monthly Interest                                                                        $                 0.00
         b.Additional Note Interest related to Class A-1 Monthly Interest                                    $                 0.00
         c.Interest Due on Additional Note Interest related to Class A-1 Monthly Interest                    $                 0.00
                                                                                                                --------------------
         d.Total Class A-1 Note Interest (sum a - c)                                                         $                 0.00

         e.Class A-2 Monthly Interest                                                                        $           199,698.14
         f.Additional Note Interest related to Class A-2 Monthly Interest                                    $                 0.00
         g.Interest Due on Additional Note Interest related to Class A-2 Monthly Interest                    $                 0.00
                                                                                                                --------------------
         h.Total Class A-2 Note Interest (sum e-g)                                                           $           199,698.14

         i.Class A-3 Monthly Interest                                                                        $           356,883.33
         j.Additional Note Interest related to Class A-3 Monthly Interest                                    $                 0.00
         k.Interest Due on Additional Note Interest related to Class A-3 Monthly Interest                    $                 0.00
                                                                                                                --------------------
         l.Total Class A-3 Note Interest (sum i-k)                                                           $           356,883.33

         m.Class A-4 Monthly Interest                                                                        $           363,733.33
         n.Additional Note Interest related to Class A-4 Monthly Interest                                    $                 0.00
         o.Interest Due on Additional Note Interest related to Class A-4 Monthly Interest                    $                 0.00
                                                                                                                --------------------
         p.Total Class A-4 Note Interest (sum m-o)                                                           $           363,733.33

   22 .  Priority Principal Distributable Amount                                                             $                 0.00

   23 .  Class B Noteholder Interest Amount
         a.Class B Monthly Interest                                                                          $            32,511.29
         b.Additional Note Interest related to Class B Monthly Interest                                      $                 0.00
         c.Interest Due on Additional Note Interest related to Class B Monthly Interest                      $                 0.00
                                                                                                                --------------------
         d.Total Class B Note Interest (sum a-c)                                                             $            32,511.29

   24 .  Secondary Principal Distributable Amount                                                            $                 0.00



   25 .  Class C Noteholder Interest Amount
         a.Class C Monthly Interest                                                                          $            42,113.28
         b.Additional Note Interest related to Class C Monthly Interest                                      $                 0.00
         c.Interest Due on Additional Note Interest related to Class C Monthly Interest                      $                 0.00
                                                                                                                --------------------
         d.Total Class C Note Interest (sum a-c)                                                             $            42,113.28

   26 .  Tertiary Principal Distributable Amount                                                             $                 0.00

   27 .  Class D Noteholder Interest Amount
         a.Class D Monthly Interest                                                                          $            63,110.15
         b.Additional Note Interest related to Class D Monthly Interest                                      $                 0.00
         c.Interest Due on Additional Note Interest related to Class D Monthly Interest                      $                 0.00
                                                                                                                --------------------
         d.Total Class C Note Interest (sum a-c)                                                             $            63,110.15

   28 .  Required Payment Amount (Sum: Ln 20 - Ln 27)                                                        $         1,456,472.20

   29 .  Regular Principal Distributable Amount                                                              $        16,160,509.29

   30 .  Unreimbursed Servicer Advances                                                                      $                 0.00

  Available Funds
  ---------------

   31 .  Available Collections                                                                               $        19,237,485.38

   32 .  Reserve Account Draw Amount                                                                         $                 0.00
                                                                                                                --------------------

   33 .  Available Funds                                                                                     $        19,237,485.38

  Collection Account Activity
  ---------------------------

   34 .  Deposits
         a.Total Daily Deposits of Finance Charge Collections                                                $         3,215,370.02
         b.Total Daily Deposits of Principal Collections                                                     $        15,993,847.24
         c.Withdrawal from Reserve Account                                                                   $                 0.00
         d.Interest Income                                                                                   $            28,268.12
                                                                                                                --------------------
         e.Total Deposits to Collection Account (sum a - d)                                                  $        19,237,485.38

   35 .  Withdrawals
         a.Servicing Fee and Unreimbursed Servicer Advances                                                  $           398,422.68
         b.Deposit to Note Payment Account for Monthly Note Interest/Principal                               $        17,218,558.81
         c Deposit to Reserve Account                                                                        $                 0.00
         d Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)            $         1,620,503.89
                                                                                                                --------------------
         e Total Withdrawals from Collection Account(sum a - d)                                              $        19,237,485.38

  Note Payment Account Activity
  -----------------------------

   36 .  Deposits
         a.Class A-1 Interest Distribution                                                                   $                 0.00
         b.Class A-2 Interest Distribution                                                                   $           199,698.14
         c.Class A-3 Interest Distribution                                                                   $           356,883.33
         d.Class A-4 Interest Distribution                                                                   $           363,733.33
         e.Class B Interest Distribution                                                                     $            32,511.29
         f.Class C Interest Distribution                                                                     $            42,113.28
         g.Class D Interest Distribution                                                                     $            63,110.15

         h.Class A-1 Principal Distribution                                                                  $                 0.00
         i.Class A-2 Principal Distribution                                                                  $        14,351,190.18
         j.Class A-3 Principal Distribution                                                                  $                 0.00
         k.Class A-4 Principal Distribution                                                                  $                 0.00
         l.Class B Principal Distribution                                                                    $           493,450.66
         m.Class C Principal Distribution                                                                    $           575,692.45
         n.Class D Principal Distribution                                                                    $           740,176.00
                                                                                                                --------------------
         m.Total Deposits to Note Payment Account (sum a - n)                                                $        17,218,558.81



   37 .  Withdrawals
         a.Class A-1 Distribution                                                                            $                 0.00
         b.Class A-2 Distribution                                                                            $        14,550,888.32
         c.Class A-3 Distribution                                                                            $           356,883.33
         d.Class A-4 Distribution                                                                            $           363,733.33
         e.Class B Distribution                                                                              $           525,961.95
         f.Class C Distribution                                                                              $           617,805.73
         g.Class D Distribution                                                                              $           803,286.15
                                                                                                                --------------------
         h.Total Withdrawals from Note Payment Account (sum a - g)                                           $        17,218,558.81

  Certificate Payment Account Activity
  ------------------------------------

   38 .  Deposits
         a.Excess Funds                                                                                      $         1,620,503.89
         b.Reserve Account surplus                                                                           $             5,003.77
                                                                                                                --------------------
         c Total Deposits to Certificate Payment Account (sum a - b)                                         $         1,625,507.66

   39 .  Withdrawals
         a.Certificateholder Distribution                                                                    $         1,625,507.66
                                                                                                                --------------------
         b.Total Withdrawals from Certificate Payment Account                                                $         1,625,507.66

  Required Reserve Account Amount
  -------------------------------

   40 .  Required Reserve Account Increase Event has occurred and is continuing (YES /  NO)?                                     NO

      If no Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of:
      (Ln41 (a) or Ln41 (b))

   41 .  Lesser of: (a or b)
         a.$3,000,000.00                                                                                     $         3,000,000.00
         b.  Note Balance                                                                                    $       453,579,825.59

      If a Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of:
      (Ln 42(a) or Ln42 (b))

   42 .  Lesser of: (a or b)
         a.$4,500,000.00                                                                                     $                  n/a
         b.  Note Balance                                                                                    $                  n/a

   43 .  Required Reserve Account Amount                                                                     $         3,000,000.00


  Reserve Account Reconciliation
  ------------------------------

   44 .  Beginning Balance (as of end of preceding Distribution Date)                                        $         3,000,000.00
   45 .  Investment Earnings                                                                                 $             5,003.77
   46 .  Reserve Account Draw Amount                                                                         $                 0.00
                                                                                                                --------------------
   47 .  Reserve Account Amount (Ln 44 + Ln45 - Ln46)                                                        $         3,005,003.77
   48 .  Deposit from Available Funds (Ln 35c)                                                               $                 0.00
   49 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Account Amount                $             5,003.77
   50 .  Ending Balance (Ln47 + Ln48 - Ln49)                                                                 $         3,000,000.00
   51 .  Reserve Account Deficiency (Ln43 - Ln50)                                                            $                 0.00



  Instructions to the Trustee
  ---------------------------

   52 .  Amount to be deposited from the Reserve Account into the Collection Account                         $                 0.00
   53 .  Amount to be paid to Servicer from the Collection Account                                           $           398,422.68
   54 .  Amount to be deposited from the Collection Account into the Note Payment Account                    $        17,218,558.81
   55 .  Amount to be deposited from the Collection Account into the Certificate Payment Account             $         1,620,503.89
   56 .  Amount to be deposited from the Collection Account into the Reserve Account                         $                 0.00
   57 .  Amount to be deposited from the Reserve Account into the Certificate Payment Account for
         payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve Amount         $             5,003.77
   58 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                            $                 0.00
   59 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                            $        14,550,888.32
   60 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                            $           356,883.33
   61 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                            $           363,733.33
   62 .  Amount to be paid to Class B Noteholders from the Note Payment Account                              $           525,961.95
   63 .  Amount to be paid to Class C Noteholders from the Note Payment Account                              $           617,805.73
   64 .  Amount to be paid to Class D Noteholders from the Note Payment Account                              $           803,286.15
   65 .  Amount to be paid to Certificateholders from the Certificate Payment Account with
         respect to Excess Funds and Reserve Account surplus                                                 $         1,625,507.66

  Net Loss and Delinquency Activity
  ---------------------------------

   66 .  Net Losses with respect to preceding Collection Period                                              $           454,504.43

   67 .  Cumulative Net Losses                                                                               $         1,522,822.33

   68 .  Cumulative Net Loss Percentage                                                                               0.2538%

   69 .  Delinquency Analysis                                                            Number of                   Principal
                                                                                           Loans                      Balance
                                                                  ------------------------------------------------------------------
         a.31 to 60 days past due                                                           319              $         4,054,675.28
         b.61 to 90 days past due                                                            85              $         1,002,599.35
         c.91 or more days past due                                                          43              $           422,003.43
                                                                  ------------------------------------------------------------------
         d.Total (sum a - c)                                                                447                        5,479,278.06



  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on January 10, 2005.

  CARMAX AUTO SUPERSTORES, INC.
  ==================================================================
  As Servicer

  By:           /s/ Keith D. Browning
           ---------------------------------------------------------

  Name:          Keith D. Browning
           ---------------------------------------------------------

  Title:   Executive Vice President and Chief Financial Officer
           ---------------------------------------------------------